SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 6, 1999


                           FPIC INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

Florida                                      1-11983              59-3359111
(State or other jurisdiction of         (Commission File       (I.R.S. Employer
incorporation or organization                Number)            Identification
                                                                     No.)

          1000 Riverside Avenue, Suite 800, Jacksonville, Florida 32204
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (904) 354-5910


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Item 2.  Acquisition or Disposition of Assets

         On January 6, 1999, FPIC Insurance Group, Inc. ("FIG") acquired all of the outstanding capital stock of Administrators for the Professions, Inc., a New York corporation ("AFP"). FIG acquired AFP from the former AFP shareholders, Seth I. Goldberg, M.D., Glenn T. Goldberg, M.D., the Estate of Donald D. Goldberg, Peter Demetriou, Elias Halvatzis, Seymour Sadkin, the Estate of Philip Slater, and Susan Barbiero pursuant to a Stock Purchase Agreement dated as of November 25, 1998, as amended by First Amendment to Stock Purchase Agreement dated as of December 23, 1998. AFP is the attorney-in-fact and performs management and administrative services for Physicians' Reciprocal Insurers, a New York reciprocal insurer that provides medical professional liability insurance.

         The consideration paid by FIG to acquire the stock of AFP was negotiated between FIG and the former AFP shareholders and consisted of $44.0 million in cash and 214,286 shares of common stock, par value $.10 per share of FIG, which shares were divided, in accordance with the Stock Purchase Agreement, among certain of the former AFP shareholders as follows: Seth I. Goldberg, 35,714 shares; Glenn T. Goldberg, 35,714 shares; and the Estate of Donald Goldberg, 35,714 shares. Prior to the purchase by FIG of the stock of AFP, no relationship existed between FIG, its affiliates, or any officer or director of FIG or its affiliates, or any associate of such officers and directors, and the former shareholders of AFP.

         Approximately 25% of the cash consideration used to complete the purchase of the stock of AFP was provided from FIG's working capital and the remainder was provided by advances under FIG's $75 million revolving, floating-rate credit facility established pursuant to a Credit Agreement dated January 4, 1999 between FIG and SunTrust Bank, North Florida, National Association.

         A copy of the Stock Purchase Agreement, as amended, is attached hereto as Exhibit 2.1 and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

         Important Considerations Related to Forward-Looking Statements

         This Form 8-K contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). These forward-looking statements may be found in the press release attached as Exhibit 99.1 to the Form 8-K. These statements relate to FIG's growth strategy and are based on current expectations that involve a number of risks and uncertainties that are inherent in any growth strategy as well as those risks and uncertainties that have been discussed in the Company's prior reports under the Exchange Act.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements of business acquired:
                  Financial information will be filed by amendment to this Form 8-K no later than March 23, 1999.

         (b)  Pro forma financial information:
                  Pro forma financial information will be filed by amendment to this Form 8-K no later than March 23, 1999.

         (c)  Exhibits:

                  (2.1) Stock Purchase Agreement dated as of November 25, 1998 and First Amendment to Stock Purchase Agreement dated as of December 23, 1998.


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                  (99.1) FPIC Insurance Group, Inc. Press Release dated January
6, 1999.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FPIC INSURANCE GROUP, INC.


Date:    January 19, 1999                   By: /s/ Robert B. Finch
                                               ____________________________
                                               Robert B. Finch
                                               Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

     Exhibit Number

     (2.1) Stock Purchase Agreement dated as of November 25, 1998 and First Amendment to Stock Purchase Agreement dated as of December 23, 1998.

     (99.1)    FPIC  Insurance  Group,  Inc.'s Press  Release dated January 6,
               1999.


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